FOURTH AMENDMENT TO
                      AMENDED AND RESTATED PROMISSORY NOTE



         This Amendment is made as of June 7, 1999 by and between COPLEY PHARMACEUTICAL, INC., a Delaware corporation (the "Borrower"), and BANKBOSTON, N.A. (f/k/a The First National Bank of Boston), a national banking association (the "Bank").

         WHEREAS, the Bank and the Borrower entered into a certain loan arrangement on August 17, 1993, as amended, which is evidenced, in part, by a certain Amended and Restated Promissory Note dated August 17, 1993 made by the Borrower, as amended by a certain First Amendment to Amended and Restated Promissory Note dated June 29, 1995, a certain Second Amendment to Amended and Restated Promissory Note dated August 31, 1995 and a certain Third Amendment to Amended and Restated Promissory Note dated July 31, 1996 in the principal amount of $30,000,000 (as amended, the "Note"), and a certain Amended and Restated Loan Agreement dated August 17, 1993, as amended between the Borrower and the Bank (as amended, the "Loan Agreement"); and


         WHEREAS, the Bank and the Borrower have on this date amended the Loan Agreement pursuant to a certain Sixth Amendment to Amended and Restated Loan Agreement; and

         WHEREAS, the Borrower and Bank are desirous of amending the Note in the manner set forth below:

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Bank agree as follows:


         1. From and after the date hereof, the $30,000,000 principal amount of the Note reflected in the upper left hand corner thereof shall be decreased and amended to read "$25,000,000".

         2. The Note is further amended by deleting the first paragraph thereof in its entirety and replacing it with the following:

       "FOR VALUE RECEIVED, COPLEY PHARMACEUTICAL, INC., a Delaware corporation having a principal office at 25 John Road, Canton, Massachusetts (referred to as the "Borrower"), hereby unconditionally promises to pay to the order of BANKBOSTON. N.A. (f/k/a The First National Bank of Boston) (hereinafter, together with its successors-in-title and assigns the "Bank") at the head office of the Bank, at 100 Federal Street, Boston, Massachusetts, the principal sum of TWENTY-FIVE MILLION DOLLARS ($25,000,000), or, if less, the aggregate unpaid principal amount of advances hereunder made by the Bank to the Borrower under the Amended and Restated Loan Agreement dated August 17, 1973, as amended between the Borrower and the Bank, (as now or hereafter amended, the "Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Agreement. Unless otherwise provided herein, the rules of interpretation set forth in Section 1.2 of the Agreement shall be applicable to this Note."


         3. Except as specifically provided herein, all terms and conditions of the Note shall remain in full force and effect and are hereby ratified and confirmed. On and after the date hereof, each reference in the Note to "this Note", "hereunder", "hereof" or words of like import referring to the Note, shall mean and be a reference to the Note as amended by this Fourth Amendment, and each reference in the Loan Agreement and any other loan documents between the Borrower and the Bank, to the Note, "thereunder", "thereof" or words of like import referring to the Note shall mean and be a reference to the Note as amended by this Fourth Amendment.

         3. This Fourth Amendment shall take effect as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

                               COPLEY PHARMACEUTICAL, INC.


                               By:/s/Daniel M.P. Caron
                               ---------------------------
                                   Daniel M. P. Caron, CFO



                               BANKBOSTON, N.A.


                               By:/s/ Jeffrey R. Westling
                               ---------------------------------
                                   Jeffrey R. Westling, Director